Exhibit 10.5
Amendment No. 4 to Revolving Credit and Security Agreement

This Amendment No. 4 to Revolving Credit and Security Agreement (this “Agreement”) is entered into as of January   , 2026 by and among Sezzle Funding SPE II, LLC, a Delaware limited liability company, as borrower (the “Borrower”), Bastion Funding VI LP, (“Bastion”) as lender (the “Lender”) and Bastion, as administrative agent for the Secured Parties (as defined in the Loan and Security Agreement referenced below) (in such capacity, together with its successors and assigns, the “Administrative Agent”).
Recitals
Whereas, the Borrower has entered into that certain Revolving Credit and Security Agreement, dated as of April 19, 2024, by and among the Borrower, the Lender and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Loan and Security Agreement”); and
Whereas, in accordance with the terms of the Loan and Security Agreement, the Borrower has requested, and the Lender and the Administrative Agent have agreed to, modify certain provisions of the Loan and Security Agreement upon the terms and subject to the conditions set forth herein.
Now, Therefore, in consideration of the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Agreement
1.Defined Terms. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Loan and Security Agreement.
2.Amendments.
(a)The following definitions are inserted in Section 1 in correct alphabetical order:
‘“Pay-in-Five Product” means a buy now pay later product offered by Sezzle pursuant to which the Obligor makes an initial down payment and then four payments thereafter.
‘“Pay-in-Five Receivable” means a Receivable for the Pay-in-Five Product.’
(b)The defined term “Extended Receivable” is amended by inserting in the first line after the word “Receivable” and before the word “the”, the following:
“(other than a Pay-in-Five Receivable)”

(c)The definition of “Concentration Limitations” is amended by deleting “and” at the end of clause (j), deleting “.” at the end of clause (k) and by inserting at the end of clause (k) the following:
“; and
(l) no more than the Aggregate Receivable Balance of such Collateral Receivables that are Pay-in-Five Receivables represented by any Obligor that had not been an Obligor under any previous Receivable and satisfied all the obligations thereunder on or prior to the date the relevant Pay-in-Five Receivable was originated may exceed 10.0% of the Aggregate Receivable Balance of all Collateral Receivables on such date.
Notwithstanding Section 1.04(d), Collateral Receivables (or portions thereof) that fall into categories (g), (h) and/or (l) will be deemed to fall into all of such categories and not only the category that produces the lowest Borrowing Base.”
(d)Exhibit F is amended and restated in the form attached hereto.
3.Representations and Warranties. The Borrower hereby represents and warrants to each of the Secured Parties that:
(a)the representations and warranties of Borrower contained in the Loan and Security Agreement are true and correct in all material respects (except in the case of any representation and warranty qualified by materiality or Material Adverse Effect, which is true and correct in all respects) as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (except in the case of any representation and warranty qualified by materiality or Material Adverse Effect, which is true and correct in all respects) as of such earlier date;
(b)after giving effect to this Agreement, no Default or Event of Default has occurred and is continuing;
(c)the Borrower has all requisite power and authority and all requisite governmental licenses, permits, authorizations, consents and approvals to execute, deliver and perform its obligations under this Agreement;
(d)no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Borrower of this Agreement; and

(e)this Agreement has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

4.Effect on the Facility Documents and Ratification. (a) Nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Loan and Security Agreement or any of the other Facility Documents or constitute a course of conduct or dealing among the parties. Each of the Lender and Administrative Agent reserves all rights, privileges and remedies under the Facility Documents. The amendments contained herein do not and shall not create (nor shall the Borrower rely upon the existence of or claim or assert that there exists) any obligation of the Lender or Administrative Agent to consider or agree to any further amendment and, in the event the Lender or Administrative Agent subsequently agrees to consider any further amendments, neither the amendments contained herein nor any other conduct of the Lender or Administrative Agent shall be of any force or effect on its respective consideration or decision with respect to any such requested amendment and the Lender and Administrative Agent shall not have any further obligation whatsoever to consider or agree to any further amendment or other agreement. The Loan and Security Agreement, as hereby amended, is hereby ratified and re-affirmed in all respects and shall remain in full force and effect. All references in the Facility Documents to the Loan and Security Agreement shall be deemed to be references to the Loan and Security Agreement as modified hereby. This Agreement shall constitute a Facility Document.
(b)The relationship of the Lender and the Borrower has been and shall continue to be, at all times, that of creditor and debtor and not as joint venturers or partners. Nothing contained in this Agreement, any instrument, document or agreement delivered in connection herewith or in the Loan and Security Agreement or any of the other Facility Documents shall be deemed or construed to create a fiduciary relationship between or among the parties.
5.No Novation. This Agreement is not intended by the parties to be, and shall not be construed to be, a novation of the Loan and Security Agreement or any other Facility Document or an accord and satisfaction in regard thereto.
6.Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided that the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Agent (acting on the instructions of Required Lenders).
7.Headings. The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

8.Incorporation of Credit Agreement. The provisions contained in Section 12.05 (Execution in Counterparts) Section 12.07 (Governing Law), Section 12.08 (Severability of Provisions), Section 12.10 (Merger), Section 12.12 (Submission to Jurisdiction; Waivers; etc.), and Section 12.13 (Waiver of Jury Trial) of the Loan and Security Agreement are incorporated herein by this reference, mutatis mutandis.
9.Effectiveness. This Amendment shall become effective when executed and delivered by the parties hereto.
remainder of page intentionally blank; signatures follow.

In Witness Whereof, the parties have caused this Agreement to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

    Sezzle Funding SPE II, LLC, as Borrower
By:_______________________________________
Name:
Title:
SIGNATURE PAGE
AMENDMENT NO. 4 TO REVOLVING CREDIT AND SECURITY AGREEMENT

Bastion Funding VI LP, as Administrative Agent
By:
Name:
Title:

SIGNATURE PAGE
AMENDMENT NO. 4 TO REVOLVING CREDIT AND SECURITY AGREEMENT

Bastion Funding VI LP, as Lender
By:
Name:
Title:
SIGNATURE PAGE
AMENDMENT NO. 4 TO REVOLVING CREDIT AND SECURITY AGREEMENT

Exhibit F
Financial Covenants
1)    Minimum Collection Rate (Pay-in-Four Product)
On the first day of each month, the Two Month Collection Rate for two of the three most recent Vintages of Pay-in-Four Receivables that were originated at least two months prior to such day shall not be less than 98.0%. On August 1, 2024, the three most recent Vintages of Pay-in-Four Receivables that were originated at least two months prior to August 1, 2024 are the May 2024, April 2024 and March 2024 Vintages of Pay-in-Four Receivables.
In addition, on the first day of each month, the Three Month Collection Rate for two of the three most recent Vintages of Pay-in-Four Receivables that were originated at least three months prior to such date shall not be less than 101.0%. On August 1, 2024, the three most recent Vintages that were originated at least three months prior to August 1, 2024 are the April 2024, March 2024 and February 2024 Vintages.
2)    Minimum Collection Rate (Pay-in-Five Product)
On the first day of each month, the Two Month Collection Rate for two of the three most recent Vintages of Pay-in-Five Receivables that were originated at least two months prior to such day shall not be less than 97%. On August 1, 2024, the three most recent Vintages of Pay-in-Five Receivables that were originated at least two months prior to August 1, 2024 are the May 2024, April 2024 and March 2024 Vintages of Pay-in-Five Receivables.
In addition, on the first day of each month, the Three Month Collection Rate for two of the three most recent Vintages of Pay-in-Five Receivables that were originated at least three months prior to such date shall not be less than 102%. On August 1, 2024, the three most recent Vintages that were originated at least three months prior to August 1, 2024 are the April 2024, March 2024 and February 2024 Vintages.
For purposes of paragraphs 1) and 2) above:
“Collection Rate” means with respect to any Vintage the ratio of (i) the aggregate Collections with respect to all Receivables in such Vintage (excluding any principal payments made in connection with the origination of such Receivables), to (ii) (x) the Original Principal Amount of all Receivables in such Vintage minus (y) any partial or full refund provided to the Obligors obligated to repay the Receivables in such Vintage provided by the applicable Merchant in the ordinary course of business.
“Original Principal Amount” means with respect to any Receivable, the principal amount of such Receivable on the date of origination of such Receivable minus (x) any principal payment required to be made in connection with the origination of such Receivable minus (y) the Merchant discount (based on the applicable Merchant Discount Rate) with respect to such Receivable minus (z) any service fee collected at the time of origination of such receivable.
Exh. F-1

3)    Second Payment Default Rate
As of the last day of any calendar month, the Borrower shall not permit the Second Payment Default Rate for two or more of the three Vintages in the most recent Set of Vintages to be greater than 4%.
“Set of Vintages” means on any date, the three-monthly Vintages of Receivables owned by the Borrower that have most recently met their Second Payment Date. For avoidance of doubt the Second Payment Date is the Borrower’s first scheduled payment after the initial down payment at origination.
“Second Payment Default Rate” means the ratio of (i) the Outstanding Base Amount of all Collateral Receivables owned by the Borrower that had their Second Payment Date in a given month (the “Specified Month”) and for which a default in the obligation to make such second payment occurred, to (ii) the Total Original Base Amount of all Collateral Receivables owned by the Borrower that came due for the second time in such Specified Month.

Exh. F-2